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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                               __________________


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             February 25, 1997


                            TCF Financial Corporation
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           (Exact name of registrant as specified in its charter)



                                    Delaware
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                (State or other jurisdiction of incorporation)



          0-16431                                          41-1591444
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Commission File Number                         (IRS Employer Identification No.)



          801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                   (Address of principal executive offices)



     (612) 661-6500
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Registrant's Telephone Number

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Item 5.           OTHER EVENTS

On February 28, 1997, TCF Financial Corporation (the "Company" or "TCF") and Winthrop Resources Corporation ("Winthrop") announced the signing of a definitive agreement to merge in a tax-free stock-for-stock exchange. Winthrop, with leased assets of $327 Million, specializes in leasing high-tech and business equipment. The merger is subject to approval by both companies' shareholders, required regulatory filings and approvals, and treatment of the transaction as a pooling of interests for accounting purposes. Winthrop has the right to terminate the transaction if the average closing price of TCF common stock is less than $42.30 per share. TCF has the right to terminate the transaction if its average closing price is more than $51.70 per share. The period for the average closing stock price of TCF common stock is the 30 trading days ending three business days prior to the later of the last shareholders' meeting to vote on the merger or the date of the last regulatory approval. Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Company's press release relating to this event dated February 28, 1997.

On February 25, 1997, the Company announced that it had formally rescinded its stock repurchase program. TCF had 79,788 shares remaining unpurchased in its stock repurchase program authorized by TCF's board of directors in December 1995, and also had an additional repurchase of up to 5% of TCF's common stock, or approximately 1.7 million shares, authorized by its board of directors on January 20, 1997. Attached hereto as Exhibit 99.2 and incorporated herein by reference is the Company's press release relating to this event dated February 25, 1997.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          2.1 Agreement and Plan of Reorganization dated February 28, 1997.

          10.1 Stock Holder Agreement between TCF and John L. Morgan

          10.2 Stock Holder Agreement between TCF and Kirk A. MacKenzie

          10.3 Stock Holder Agreement between TCF and Jack A. Norqual

          99.1 Press Release dated February 28, 1997.

          99.2 Press Release dated February 25, 1997.


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                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 5, 1997

                                   TCF FINANCIAL CORPORATION



                                   By   /s/ Ronald J. Palmer
                                        ------------------------------------
                                        Ronald J. Palmer
                                   Its  Treasurer and Chief Financial Officer